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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 15, 1999 except Note 26 which is as of March 13, 2000, appearing on page 47 in the 1999 Annual Report to Shareowners of Vlasic Foods International Inc., which is incorporated by reference in Vlasic Foods International's Annual Report on Form 10K/A.



PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
April 27, 2000




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